SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 8, 2005

Thomas Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-22010	72-0843540
(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500 Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 869-3400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On June 8, 2005, the Company entered into an amendment to the loan agreement for its credit facility with Bank of America, N.A. (the “Bank”), primarily to release the prohibition against repayment of subordinated debt.  In addition to removing the provisions relating to subordination agreements in favor of the Bank previously agreed to by General John T. Chain as a condition to extend credit to the Company, the credit facility was amended as follows:

a)     The Overadvance provision was eliminated,

b)    Debt service coverage ratio was replaced with a minimum EBITDA requirement, and

c)     Maximum Funded Debt to EBITDA ratio was increased.

On June 9, 2005, the Company repaid the remaining $0.9 million balance, including unpaid interest, of its then outstanding subordinated debt to General John T. Chain, the Company’s Chairman of the Board.

Item 7.01               Regulation FD Disclosure

On June 13, 2005, the Company announced the repayment of its subordinated debt and that it had entered into an amendment to its loan agreement with Bank of America, N.A.  A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The press release contains and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01               Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Exhibits.

Exhibit Number	Description

10.1	Amendment No. Two to Loan Agreement, dated as of June 6, 2005, between Bank of America, N.A. and Thomas Group, Inc.

The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 7.01:

99.1	Press Release dated June 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date:	June 13, 2005	By:	/s/ James T. Taylor
James T. Taylor
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. Two to Loan Agreement, dated as of June 6, 2005, between Bank of America, N.A. and Thomas Group, Inc.

The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 7.01:

99.1	Press Release dated June 13, 2005